Construction Services Noncontrolling Interests	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Construction Services Noncontrolling Interests

Note 17 – Construction Services Noncontrolling Interests

In conjunction with the acquisition of the Canadian construction businesses in October 2014, the previous owners of the acquired companies retained a 3.4% equity interest in Centuri, which, subject to an eligibility timeline, would have been redeemable (in its entirety) at the election of the noncontrolling parties beginning in July 2022. In August 2017, in advance of when otherwise eligible, the parties agreed to a current redemption. Southwest Gas Holdings, Inc. paid $23 million to the previous owners, thereby acquiring the remaining 3.4% equity interest in Centuri. Accordingly, Centuri is now a wholly owned subsidiary of the Company.

The following depicts changes to the balance of the redeemable noncontrolling interest between the indicated periods.

Redeemable Noncontrolling Interest
(Thousands of dollars):
Balance, December 31, 2016	$22,590
Net Income (loss) attributable to redeemable noncontrolling interest	248
Foreign currency exchange translation adjustment	11
Centuri distribution to redeemable noncontrolling interest	(204)
Adjustment to redemption value	355
Redemption of Centuri shares from noncontrolling parties	(23,000)

Balance, December 31, 2017	$—

Centuri also holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. Centuri consolidates the entity (IntelliChoice Energy, LLC) as a majority-owned subsidiary. The interest is immaterial to the consolidated financial statements, but is identified as the Noncontrolling interest within Total equity on the Company’s Consolidated Balance Sheets.